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                                                                    Exhibit 99.1

                  Certification of the Chief Executive Officer
                       Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Annual Report of Cost Plus, Inc. (the "Company") on Form 10-K for the period ended February 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Murray H. Dashe, the Chairman and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C.(S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         /s/ Murray H. Dashe

           Murray H. Dashe
Chairman and Chief Executive Officer
    (Principal Executive Officer)
May 1, 2003

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                  Certification of the Chief Financial Officer
                       Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Annual Report of Cost Plus, Inc. (the "Company") on Form 10-K for the period ended February 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), John J. Luttrell, the Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C.
(S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        /s/ John J. Luttrell

          John J. Luttrell
       Chief Financial Officer
   (Principal Accounting Officer)
May 1, 2003